Escrow Release	12 Months Ended
Aug. 25, 2017
Investments [Abstract]
Escrow Release
(2)	Escrow Release

The terms of the Sale of the Enterprise business unit to SanDisk in August 2013 required that 10% of the Sale proceeds be set aside in an escrow account (the Escrow) to satisfy any claims under certain indemnification obligations that could have arisen under the Stock Purchase Agreement entered into in July 2013 between Storage and SanDisk (the Sale Agreement). The indemnification obligations relate to representations and warranties that are typical in transactions of this nature including, without limitation, representations as to the accuracy of financial information, absence of undisclosed liabilities, compliance with laws, clear title to assets sold, proper payment of taxes and correct filings of tax returns, and no infringement of intellectual property rights of third parties. On August 21, 2014, SanDisk made a claim for an amount in excess of the amount held in escrow (see Note 10(c) Commitments and Contingencies). On December 4, 2014, SanDisk and the Company instructed the escrow agent to release the entire escrow balance (the Escrow Release). On December 5, 2014, the Company received $30.5 million from the escrow account. On January 1, 2015, utilizing the funds received from the Escrow Release, the Company’s board of directors declared a $28.3 million cash distribution out of the Company’s share premium account (additional paid-in capital) to be paid to holders of record of ordinary shares of the Company on that date (the Escrow Distribution). The Escrow Distribution was paid to the shareholders in January 2015.